UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 18, 2010
DICK’S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	001-31463 (Commission File No.)	16-1241537 (I.R.S. Employer Identification No.)

345 Court Street, Coraopolis, Pennsylvania (Address of principal executive offices)	15108 (Zip Code)
(724) 273-3400
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	4

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 18, 2010, Dick’s Sporting Goods, Inc. issued a press release announcing its results for the first fiscal quarter ended May 1, 2010 and certain other information that is furnished as Exhibit 99.1 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits
Exhibit 99.1 Press release dated May 18, 2010 by Dick’s Sporting Goods, Inc. furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.
Date: May 18, 2010	By:	/S/ TIMOTHY E. KULLMAN
	Name:	Timothy E. Kullman
	Title:	EVP – Finance, Administration and Chief Financial Officer